EXHIBIT 10.46
                                                                   -------------


                             STOCK PLEDGE AGREEMENT
                             ----------------------

         THIS STOCK PLEDGE AGREEMENT (this "Agreement"), dated the15th day of September, 2000, by and between COMMODORE ENVIRONMENTAL SERVICES, INC., a Delaware corporation (the "Pledgor"), and S. Brewer Enterprises, Inc. (the "Pledgee")


                              W I T N E S S E T H:
                              --------------------

         WHEREAS, concurrently herewith, pursuant to the terms of a Promissory Note ("Promissory Note") by and between Commodore Applied Technologies, Inc., maker, and Pledgee herein, payee, Pledgee has loaned the sum of Five Hundred Thousand Dollars ($500,000.00) to Commodore Applied Technologies, Inc. ("CXI")


         WHERAS, the Pledgor owns of record and beneficially in excess of 500,000 shares of CXI's common stock, par value $0.001 ("Common Stock")


         WHEREAS, in order to secure the rights of the Pledgee in the event that CXI shall breach or shall otherwise fail to perform any of the "Obligations" (as that term is hereinafter defined), the Pledgor has agreed to pledge to the Pledgee the "Pledged Stock" (as that term is hereinafter defined); all of the Pledged Stock is being pledged to the Pledgee pursuant to this Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Definitions.
            ------------

         Unless otherwise defined herein, all capitalized terms used in this Agreement shall have the the following meanings wherever used in this Agreement:

                  (a)      "Obligations" shall mean the collective reference to:
                            -----------

                           (i) the obligation of the CXI to make full and timely
payments of all installments of interest and principal required by the Promissory Note which remains uncured beyond any applicable notice and cure period provided for in the Promissory Note.

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                  (b) "Pledged Stock" shall mean an aggregate of 500,000 shares of CXI Common Stock owned of record and beneficially by Pledgor at the date hereof.

                  (c) "Satisfaction Date" shall mean that date which shall be on or before March 11, 2001 on which all of those Obligations referred to in clause
(i) of Section 1(a) above shall have been indefeasibly paid or performed in full.

         2. Pledge of the Pledged Stock.
            ---------------------------

            (a) As security for the due and timely payment and performance of all of the Obligations, the Pledgor hereby pledges to the Pledgee, and grants to the Pledgee a first priority lien and security interest in, all of the Pledged Stock and all proceeds thereof, until the Satisfaction Date.

            (b) In furtherance of the pledge hereunder, the Pledgor is, concurrently herewith, delivering to the Pledgee the certificates representing the Pledged Stock (consisting of 500,000 shares of CXI Common Stock), each accompanied by appropriate undated stock powers duly endorsed in blank by the Pledgor.

         3. Retention of the Pledged Stock.
            ------------------------------

            (a) Except as otherwise provided herein, the Pledgee shall have no obligation with respect to the Pledged Stock or any other property held or received by the Pledgee hereunder, except to use reasonable care in the custody and preservation thereof, to the extent required by law.

            (b) The Pledgee shall hold the Pledged Stock and any other property held or received by the Pledgee hereunder in the form in which same is delivered herewith, unless and until there shall occur an Event of Default.

         4. Rights of the Pledgor.
            ---------------------

            Throughout the term of this Agreement, so long as no default in the payment or performance of the Obligations has occurred, the Pledgor shall have the right to vote the Pledged Stock in all CXI matters.

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         5. Event of Default; Power of Attorney.
            -----------------------------------

            (a) Upon the occurrence of any default in the payment or performance of the Obligations, which remains uncured beyond any applicable notice and cure period, the Pledgee shall thereafter have the right to (i) vote the Pledged Stock in all CXI matters, (ii) apply any funds or other property received in respect of the Pledged Stock to the Obligations, and receive in its own name any and all further dividends which may be paid in respect of the Pledged Stock, all of which shall, upon receipt by the Pledgee, be applied to the Obligations,
(iii) transfer all or any portion of the Pledged Stock (as determined by the Pledgee in his discretion) on the books of the CXI to and in the name of the Pledgee or such other person or persons as the Pledgee may designate, (iv) effect any sale, transfer or disposition of all or any portion of the Pledged Stock and in furtherance thereof, take possession of and endorse any and all checks, drafts, bills of exchange, money orders or other documents and instruments received on account of the Pledged Stock, (v) collect, sue for and give acquittance for any money due on account of any of the foregoing, and (vi) take any and all other action contemplated by this Agreement, or as otherwise permitted by law, or as the Pledgee may reasonably deem necessary or appropriate, in order to accomplish the purposes of this Agreement.

            (b) In furtherance of the foregoing powers of the Pledgee, the Pledgor hereby authorizes and appoints the Pledgee, with full powers of substitution, as the true and lawful attorney-in-fact of the Pledgor, in its name, place and stead, to take any and all such action as the Pledgee, in his sole discretion, may deem necessary or appropriate in furtherance of the exercise of the aforesaid powers. Such power of attorney shall be coupled with an interest, and shall be irrevocable until the Satisfaction Date. Without limitation of the foregoing, such power of attorney shall not in any manner be affected or impaired by reason of any act of the Pledgor or by operation of law. Nothing herein contained, however, shall be deemed to require or impose any duty upon the Pledgee to exercise any of the rights or powers granted herein.

            (c) The foregoing rights and powers granted to the Pledgee, and the foregoing power of attorney, shall be fully binding upon any person who may acquire any beneficial interest in any of the Pledged Stock or any other property held or received by the Pledgee hereunder.

            6. Foreclosure; Sale of Pledged Stock.
               ----------------------------------

            (a) Without limitation of paragraph 5 above, in the event that the Pledgee shall make any sale or other disposition of any or all of the Pledged Stock following a default in the payment or performance of the Obligations, the Pledgee may also:

                  (i) offer and sell all or any portion of the Pledged Stock by means of a private placement restricting the offer or sale to a limited number of prospective purchasers who meet such suitability standards as the Pledgee and his counsel may deem appropriate, and who may be required to represent that they are purchasing Pledged Stock for investment and not with a view to distribution;

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                  (ii) purchase all or any portion of the Pledged Stock for the
Pledgee' own account at a price not less than the highest bona fide offer received therefor, which if effected in a manner in compliance with applicable law, shall be deemed to be a commercially reasonable disposition of the subject Pledged Stock;

                  (iii) receive and collect the net proceeds of any sale or other disposition of any Pledged Stock, and apply same in such order and to such of the Obligations (including the costs and expenses of the sale or disposition of the Pledged Stock) as the Pledgee may, in his absolute discretion, deem appropriate.

            (b) Upon any sale of any of the Pledged Stock in accordance with this Agreement, the Pledgee shall have the right to assign, transfer and deliver the subject Pledged Stock to the purchaser(s) thereof, and each such purchaser shall be entitled to hold such Pledged Stock absolutely free from any right or claim of the Pledgor and/or any other person claiming any beneficial interest in the Pledged Stock, including any equity of redemption (which right and all other such rights are hereby waived by the Pledgor to the fullest extent permitted by law).

            (c) Nothing herein contained shall be deemed to require the Pledgee to effect any sale or disposition of any Pledged Stock at any time, or to consummate any proposed public or private sale at the time and place at which same was initially called. It is the intention of the parties hereto that the Pledgee shall, subject to any further conditions imposed by this Agreement, at all times following the occurrence of an Event of Default, have the right to use or deal with the Pledged Stock as if the Pledgee were the outright owners thereof, and to exercise any and all rights and remedies, as a secured party in possession of collateral or otherwise, under any and all provisions of law.

            7. Covenants, Representations and Warranties.
               ------------------------------------------

            In connection with the transactions contemplated by this Agreement, and knowing that the Pledgee are and shall be relying hereon, the Pledgor hereby covenants, represents and warrants that:

            (a) the Pledged Stock has been and will be duly and validly issued, is and will be fully paid and non-assessable, and is and will be owned by the Pledgor free and clear of any and all restrictions, pledges, liens, encumbrances or other security interests of any kind, save and except for the pledge to the Pledgee pursuant to this Agreement;

            (b) there are and will be no options, warrants or other rights in respect of the sale, transfer or other disposition of any of the Pledged Stock, and the Pledgor has the absolute right to pledge the Pledged Stock hereunder without the necessity of any consent of any Person;

            (c) neither the execution or delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the compliance with or performance of this Agreement by the Pledgor, conflicts with or will result in the breach or violation of or a default under the terms, conditions or provisions of (i) any mortgage, security agreement, indenture, evidence of indebtedness, loan or financing agreement, or other agreement or instrument to which the Pledgor is a party or by which the Pledgor is bound, or (ii) any provision of law, any order of any court or administrative agency, or any rule or regulation applicable to the Pledgor;

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            (d) this Agreement has been duly executed and delivered by the
Pledgor, and constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms;

            (e) there are no actions, suits or proceedings pending or threatened against or affecting the Pledgor that involve or relate to the Pledged Stock;

            (f) the Pledgor shall not, at any time prior to the release of the lien on the Pledged Stock in accordance with paragraph 8 below, (i) sell, transfer or convey any interest in any of the Pledged Stock, or (ii) suffer or permit any other pledge, lien or encumbrance to be created upon or granted with respect to any of the Pledged Stock; and

            (g) from time to time hereafter, the Pledgor shall take any and all such further action, and shall execute and deliver any and all such further documents and/or instruments, as the Pledgee may request in order to accomplish the purposes of this Agreement, in order to enable the Pledgee to exercise any of its rights hereunder, and/or in order to secure more fully the Pledgee's interest in the Pledged Stock.

            8. Return of the Pledged Stock; Cure and Redemption.
               ------------------------------------------------

            (a) To the extent that the Pledgee shall not previously have taken, acquired, sold, transferred, disposed of or otherwise realized value on the Pledged Stock in accordance with this Agreement, the Pledgee shall release its lien hereunder and return the Pledged Stock to and in the name of the Pledgor at the Satisfaction Date free from any liens or encumbrances. In the event that the Pledgee shall not, within ten (10) business days of receipt of the final payments of the Obligations, redeliver to the Pledgor all, and not less than all, of the certificates evidencing the Pledged Stock, the Pledgor shall be entitled to apply to any court of competent jurisdiction for such injunctive relief as shall be reasonably required to effect compliance by the Pledgee (or either of them) of the provisions of this Section 8 and (in addition to any such injunctive relief) Pledgee shall pay all reasonable attorneys fees and other court courts incurred by Pledgor.

            (b) Notwithstanding anything to the contrary contained anywhere in this Agreement, upon an Event of Default Pledgor shall have a period of thirty
(30) days to fulfill the Obligations of CXI to Pledgee following which Pledgee shall return the Pledged Stock to Pledgor in accordance with paragraph 8(a) above.


            9. Resolution of Disputes, Binding Arbitration.
               -------------------------------------------

            (a) In the event that any dispute relating to or otherwise involving the interpretation or application of this Agreement, any Schedule or Exhibit hereto or any other Transaction Document cannot be settled or compromised, as

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aforesaid, within twenty (20) days of receipt of the subject claim, either party shall promptly thereafter submit the dispute for final and binding arbitration to JAMS or End-Dispute before a three-person panel of arbitrators who shall be either (i) retired federal judges, or (ii) other persons experienced in resolving commercial disputes and who are acceptable to both the indemnifying party and the indemnified party (the "Arbitration"). Any such Arbitration shall be held in New York, New York. The panel of arbitrators shall be selected within twenty (20) days of submission of such dispute to Arbitration. The parties shall use their collective best efforts to promptly schedule and conduct the hearings before such arbitrators, with a view toward concluding such arbitration proceedings not later than thirty (30) days from the first submission of the dispute to arbitration. In addition to, and not in lieu of, arbitration as a means of dispute resolution hereunder, any party hereto shall have the right to seek specific enforcement of this Agreement or any Transaction Document, or other injunctive or equitable relief or remedy before any court of competent jurisdiction.

            (b) In connection with any Arbitration pursuant to this Section 9, the arbitrators shall, as part of their award, allocate the fee of the Arbitration, including all fees of the arbitrators, the cost of any transcripts, and the parties' reasonable attorneys' fees, based upon and taking into account the arbitrators' determination of the merits and good faith of the parties' claims and defenses in the subject proceeding.

            (c) The decision and award of the arbitrators shall be final and binding upon the parties hereto and shall be enforceable in any court of competent jurisdiction, including any federal or state court in the States of Delaware, Connecticut, New York or the District of Columbia. Any process or other papers hereunder may be served by registered or certified mail, return receipt requested, or by personal service, provided that a reasonable time for appearance or response is allowed.

            10. Miscellaneous.
                -------------

            (a) Any notices or consents required or permitted under this Agreement shall be in writing and shall be deemed given when personally delivered, when sent by recognized overnight courier service with all charges prepaid or billed to the account of the sender, or when mailed by certified mail, return receipt requested, with all charges prepaid, in each instance addressed to the party being notified at his or its address first set forth above. Either party may change its address for notices by means of written notice given in accordance herewith, provided that same shall not be deemed to have been given until actual receipt by the party being notified.


Notice shall be given to:

            (i) Commodore Environmental Services, Inc., 150 East 58th Street, Suite 3238, New York, New York 10155.

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            (ii) Shelby T. Brewer, 2121 Jamieson Avenue, Suite 1406, Alexandria,
Virginia 22314.

            (b) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns. The Pledgor shall not, however, assign any of his rights or obligations hereunder without the prior written consent of the Pledgee. Except as otherwise referred to herein, this Agreement, and the documents executed and delivered pursuant hereto, constitute the entire agreement between the parties relating to the specific subject matter hereof.

            (c) Neither any course of dealing between the Pledgor and the Pledgee nor any failure to exercise, or any delay in exercising, on the part of the Pledgee, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege operate as a waiver of any other exercise of such right, power or privilege or any other right, power or privilege.

            (d) The Pledgee' rights and remedies, whether established hereby or by any other agreements or by law or in equity, shall be cumulative and may be exercised singularly or concurrently.

            (e) No change, amendment, modification, waiver, assignment of rights or obligations, cancellation or discharge hereof, or of any part hereof, shall be valid unless the Pledgee shall have consented thereto in writing.

            (f) The captions and paragraph headings in this Agreement are for convenience of reference only, and shall not in any way define, limit or describe the construction, terms or provisions of this Agreement.

            (g) If any provision of this Agreement is held invalid or unenforceable, either in its entirety or by virtue of its scope or application to given circumstances, such provision shall thereupon be deemed modified only to the extent necessary to render same valid, or not applicable to given circumstances, or excised from this Agreement, as the situation may require, and this Agreement shall be construed and enforced as if such provision had been included herein as so modified in scope or application, or had not been included herein, as the case may be.


            IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the date first set forth above.


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                                        COMMODORE ENVIRONMENTAL SERVICES,
                                        INC.


                                        By: /s/ Bentley J. Blum
                                        ------------------------------------
                                        Bentley J. Blum, Chairman



                                        S. BREWER ENTERPRISES, INC.

                                            /s/ Shelby T. Brewer
                                        ----------------------------------------
                                        Shelby T. Brewer, President



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